Rule 497(e)
                                                        Registration No. 33-8982

Dear Shareholder:

The Victory International Growth Fund ("International Growth Fund") Prospectus is being revised. The following supplement provides important information about a proposal to shareholders to approve a new Investment Advisory Agreement for the International Growth Fund. This information is important and should be kept with your Prospectus.

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                                The Victory Funds

                                  Balanced Fund
                             Diversified Stock Fund
                                   Value Fund
                                Stock Index Fund
                            Ohio Regional Stock Fund
                                   Growth Fund
                               Special Value Fund
                               Special Growth Fund
                            International Growth Fund
                           Real Estate Investment Fund

                         Supplement Dated April 3, 1998
                      to the Prospectus Dated March 1, 1998



         On February 20, 1998, the Board of Trustees (the "Board") unanimously approved and recommended to shareholders a new Investment Advisory Agreement between Key Asset Management Inc. ("KAM") and The Victory Portfolios, on behalf of the International Growth Fund. The proposed new Investment Advisory Agreement is structured as a "Manager of Managers" agreement whereby KAM, subject to the approval of the Board, can hire or change a subadviser for the International Growth Fund without seeking additional shareholder approval. KAM will supervise the investment activities of each subadviser, and the management fees for the International Growth Fund will not change. Upon obtaining shareholder approval, KAM intends to hire Indocam International Investment Services, S.A. as a subadviser for the International Growth Fund.

         The Board's recommendations and other information describing the proposal have been included in a Proxy Statement, which will be provided to shareholders of the International Growth Fund who held shares of record on March 20, 1998. At a Special Meeting of Shareholders, scheduled for May 15, 1998, shareholders will be asked to approve the new "Manager of Managers" structure.

         If you would like more information about the International Growth Fund call (800) 539-FUND or (800) 539-3863.








                                  VF-IGF-SUPP1